--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 13, 1999
                                7TH LEVEL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-24936                      75-2480669
(State or other jurisdiction     (Commission File Number)     (IRS Employer Identification
       of incorporation)                                                 Number)

           925 Westchester Avenue
           White Plains, New York                                  10604
  (Address of principal executive offices)                      (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (914) 682-4300

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

    This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by 7th Level, Inc. (the "Company") on May 26, 1999 in connection with the Company's acquisition of all of the common stock Panmedia Corporation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

    Pursuant to the terms of the Agreement and Plan of Merger, dated as of May 13, 1999, 7th Level Acquisition Corporation, a wholly-owned subsidiary of 7th Level, Inc. ("7th Level"), merged with and into Panmedia Corporation ("Panmedia") in exchange for 1,543,860 shares of 7th Level common stock, $.01 par value per share ("7th Level Common Stock"), for all of the outstanding shares of Panmedia common stock.

    The common stock of Panmedia was acquired from Jason and Patricia Roberts none of whom had a material relationship with 7th Level, or a 7th Level affiliate, director or officer.

    Panmedia is the owner of Learn2.com, a popular learning website. The website offers step-by-step instructions on a wide spectrum of skills, activities and tasks; an extensive set of discussion forums where consumers can find and share information; and hundreds of helpful tips. Approximately 200 comprehensive tutorials and 1,000 Learnlets (abbreviated tutorials), are currently available and another 200 tutorials are in the editorial development process. Learn2.com has been named the #1 "Most Useful Site" by Yahoo! Internet Life, the #1 "Continuing Education" and #1 "Distance Learning" site by Lycos, and named one of the "5 Top Education Sites of 1998" by PC magazine. Panmedia also provides website design and implementation services for corporate clients.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    a) Financial statements of business acquired

    The following audited financial statements of Panmedia are filed on the pages listed below:

Report of Independent Public Accountants--1998 and 1997........................        F-1
Balance Sheets as of March 31, 1999, December 31, 1998 and 1997................        F-2
Statements of Operations and Accumulated Earnings for three months ended March
  31, 1999 and 1998 and the years ended December 31, 1998 and 1997.............        F-3
Statements of Cash Flows for the three months ended March 31, 1999 and 1998 and
  the years ended December 31, 1998 and 1997...................................        F-4
Notes to Financial Statements..................................................        F-5

    b) Pro forma financial information

    The following required pro forma financial information of the Company are filed on the pages listed below:

Pro Forma Condensed Combined Balance Sheet as of March 31, 1999...............       F-10
Pro Forma Condensed Combined Statements of Operations for the three months
  ended March 31, 1999 and March 31, 1998.....................................       F-11
Pro Forma Condensed Combined Statements of Operations for the years ended
  December 31, 1998 and 1997..................................................       F-12

    (c) Exhibits

    23.1 Consent of Arthur Andersen LLP

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholder of Panmedia Corporation:

    We have audited the accompanying balance sheets of Panmedia Corporation (a California corporation) as of December 31, 1998 and 1997, and the related statements of operations and accumulated earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Panmedia Corporation as of December 31, 1998 and 1997, and the results of its operations and accumulated earnings and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

New York, New York
June 28, 1999

                              PANMEDIA CORPORATION

                                 BALANCE SHEETS

                                                                                                 DECEMBER 31,
                                                                                             ---------------------
                                                                                                1998       1997
                                                                                MARCH 31,    ----------  ---------
                                                                                   1999
                                                                               ------------
                                                                               (UNAUDITED)
                                   ASSETS
Current assets:
  Cash and cash equivalents..................................................   $  240,445   $   97,336  $  14,161
  Accounts receivable........................................................       94,545      131,213     65,637
  Due from shareholder.......................................................           --       79,501         --
  Prepaid expenses and other.................................................        6,507        1,482      2,600
                                                                               ------------  ----------  ---------
    Total current assets.....................................................      341,497      309,532     82,398
Fixed assets, net............................................................       76,413       78,267      8,976
Other assets.................................................................       14,850       14,850         --
                                                                               ------------  ----------  ---------
    Total assets.............................................................   $  432,760   $  402,649  $  91,374
                                                                               ------------  ----------  ---------
                                                                               ------------  ----------  ---------

                    LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
  Accounts payable and accrued expenses......................................   $   22,320   $    8,694  $  20,137
  Current portion--notes payable.............................................        1,992        1,992      3,148
  Deferred revenue...........................................................       24,975       49,950         --
                                                                               ------------  ----------  ---------
    Total current liabilities................................................       49,287       60,636     23,285
Notes payable................................................................        2,037        2,485      3,733
                                                                               ------------  ----------  ---------
    Total liabilities........................................................       51,324       63,121     27,018
                                                                               ------------  ----------  ---------
Commitments and contingencies (Note 9).......................................           --           --         --
Stockholder's equity:
  Common stock (no par value), 2,000,000 shares authorized, 1,000 shares
    issued and outstanding...................................................           --           --         --
  Additional paid-in-capital.................................................       12,000       12,000     12,000
  Accumulated earnings.......................................................      369,436      327,528     52,356
                                                                               ------------  ----------  ---------
    Total stockholder's equity...............................................      381,436      339,528     64,356
                                                                               ------------  ----------  ---------
Total liabilities and stockholder's equity...................................   $  432,760   $  402,649  $  91,374
                                                                               ------------  ----------  ---------
                                                                               ------------  ----------  ---------

   The accompanying notes are an integral part of these financial statements.

                              PANMEDIA CORPORATION

               STATEMENTS OF OPERATIONS AND ACCUMULATED EARNINGS

                                                                     THREE MONTHS               YEAR ENDED
                                                                   ENDED MARCH 31,             DECEMBER 31,
                                                               ------------------------  ------------------------
                                                                  1999         1998          1998         1997
                                                               -----------  -----------  ------------  ----------
                                                                     (UNAUDITED)
Net revenues.................................................   $ 268,958    $ 136,342   $  1,103,112  $  307,634
Cost of revenues.............................................      67,040       24,208        238,646     107,785
                                                               -----------  -----------  ------------  ----------
    Gross profit.............................................     201,918      112,134        864,466     199,849
Operating expenses:
  Research, production and development.......................      32,992        7,697         86,454      53,369
  Selling and marketing......................................      73,157       22,713        174,813      43,420
  General and administrative.................................      45,307       20,405        242,623      56,188
  Depreciation and amortization..............................       5,452        2,703         15,099         966
                                                               -----------  -----------  ------------  ----------
    Total operating expenses.................................     156,908       53,518        518,989     153,943
Income from operations.......................................      45,010       58,616        345,477      45,906
Interest (income) expense....................................      (1,417)         230         (1,964)        128
                                                               -----------  -----------  ------------  ----------
    Net income...............................................      46,427       58,386        347,441      45,778
                                                               -----------  -----------  ------------  ----------
Accumulated earnings, beginning..............................     327,528       52,356         52,356      13,647
Dividends distributed........................................      (4,519)     (10,501)       (72,269)     (7,069)
                                                               -----------  -----------  ------------  ----------
Accumulated earnings, ending.................................   $ 369,436    $ 100,241   $    327,528  $   52,356
                                                               -----------  -----------  ------------  ----------
                                                               -----------  -----------  ------------  ----------

   The accompanying notes are an integral part of these financial statements.

                              PANMEDIA CORPORATION

                            STATEMENTS OF CASH FLOWS

                                                                        THREE MONTHS ENDED          YEAR ENDED
                                                                            MARCH 31,              DECEMBER 31,
                                                                     ------------------------  --------------------
                                                                        1999         1998        1998       1997
                                                                     -----------  -----------  ---------  ---------
                                                                           (UNAUDITED)
Cash flows from operating activities:
  Net income.......................................................   $  46,427    $  58,386   $ 347,441  $  45,778
  Adjustments to reconcile net income to net cash provided by operating activities--
    Depreciation and amortization..................................       5,452        2,703      15,099        966
    Changes in operating assets and liabilities:
        Accounts receivable........................................      36,668       63,722     (65,576)   (47,577)
        Due from stockholder.......................................      79,501           --     (79,501)        --
        Prepaid expenses and other current assets..................      (5,025)       2,600       1,118     (2,600)
        Other assets...............................................          --           --     (14,850)        --
        Accounts payable and accrued expenses......................      13,626          (51)    (11,443)    14,070
        Deferred revenue...........................................     (24,975)          --      49,950
                                                                     -----------  -----------  ---------  ---------
      Net cash provided by operating activities....................     151,674      127,360     242,238     10,637
                                                                     -----------  -----------  ---------  ---------
Cash flows from investing activities:
  Capital expenditures.............................................      (3,598)     (12,996)    (84,390)    (9,942)
  Proceeds (payments) from debt....................................        (448)        (756)     (2,404)     6,881
                                                                     -----------  -----------  ---------  ---------
      Net cash used in investing activities........................      (4,046)     (13,752)    (86,794)    (3,061)
                                                                     -----------  -----------  ---------  ---------
Cash flows from financing activities:
  Capital contribution.............................................          --           --          --     12,000
  Dividends distributed............................................      (4,519)     (10,501)    (72,269)    (7,069)
                                                                     -----------  -----------  ---------  ---------
      Net cash (used in) provided by financing activities..........      (4,519)     (10,501)    (72,269)     4,931
      Net increase in cash and cash equivalents....................     143,109      103,107      83,175     12,507

Cash and cash equivalents, beginning...............................      97,336       14,161      14,161      1,654
                                                                     -----------  -----------  ---------  ---------
Cash and cash equivalents, ending..................................   $ 240,445    $ 117,268   $  97,336  $  14,161
                                                                     -----------  -----------  ---------  ---------
                                                                     -----------  -----------  ---------  ---------

   The accompanying notes are an integral part of these financial statements.

                              PANMEDIA CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1998 AND 1997

1. INCORPORATION AND NATURE OF BUSINESS:

    Panmedia Corporation, (the "Company") was incorporated under the laws of the State of California on January 21, 1998. Prior to incorporation, the Company operated as a sole proprietorship. The Company provides website design and implementation services for corporate clients.

    The Company is also the owner of Learn2.com, a popular learning website. The website offers step-by-step instructions on a wide spectrum of skills, activities and tasks; an extensive set of discussion forums where consumers can find and share information; and hundreds of helpful tips. Approximately 200 comprehensive tutorials and 1,000 Learnlets, (abbreviated tutorials), are currently available and another 200 tutorials are in the editorial development process.

    The Company merged with 7(th) Level, Inc. in May 1999 (See Note 10).

2. SIGNIFICANT ACCOUNTING POLICIES:

CASH EQUIVALENTS

    Cash and cash equivalents include all highly liquid short term investments with original maturities of three months or less.

REVENUE RECOGNITION

    Revenues for website design services rendered are recognized based either on time and material charges incurred during the period, the achievement of project milestones as defined by customer contracts or percentage of completion for fixed fee contracts. Unbilled charges consist of labor costs incurred and estimate earnings, production and other client reimbursable costs. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Amounts billed which are not yet earned are classified as deferred revenue in the accompanying balance sheet.

    Revenues from advertising sales are recognized ratably in the period in which the advertisement is displayed, provided that no significant Company obligations remain and collection of the resulting receivable is probable. Payments received from advertisers prior to displaying their advertisements on the website are recorded as deferred revenue and are recognized as revenue ratably as the advertisements are displayed.

    On April 3, 1998, the Company entered into a licensing agreement with a publisher under which the Company receives royalty income from sales of "The Learn2 Guide." The Company received $60,000 in royalties which is included in net revenues on the accompanying statement of operations and accumulated earnings for the twelve months ended December 31, 1998.

    To date, a majority of the Company's revenues are from website design and implementation services.

                              PANMEDIA CORPORATION

                           DECEMBER 31, 1998 AND 1997

2. SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
DEPRECIATION AND AMORTIZATION

    The Company provides for depreciation and amortization using the straight-line method to allocate the cost of property and equipment over their estimated useful lives as follows:

ASSET CLASSIFICATION                                         ESTIMATED USEFUL LIFE
----------------------------------------  ------------------------------------------------------------
Leasehold improvements                      Lesser of estimated life or remaining term of the lease
Computer equipment                                                  3 years
Office equipment                                                    5 years
Furniture and fixtures                                              10 years

LONG-LIVED ASSETS

    The Company adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Under the provisions of this statement, the Company has evaluated its long-lived assets for financial impairment, and will continue to evaluate them as events or changes in circumstances indicate that the carrying amount of such assets may not be fully recoverable.

    The Company evaluates the recoverability of long-lived assets held for sale by comparing the assets carrying amount with its fair value less cost to sell. Based on these evaluations, there were no adjustments to the carrying value of long-lived assets in 1998 or 1997.

INCOME TAXES

    The Company has elected S Corporation status for federal and state income tax reporting purposes. As a result, the Company's earnings are taxable directly to the stockholder. The Company remains liable, however, for the State of California taxes.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

    The Company's estimates and future results could be adversely affected by a number of uncertainties related to its new software products. Such factors include, but are not limited to, market acceptance; ability to obtain sales volumes and adequate prices; the Company's sustained commitment of resources to further develop and market its technology; and the technological competitive advantage of these new products.

NEW ACCOUNTING PRONOUNCEMENTS

    In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income" ("SFAS No. 130"). SFAS No. 130 requires disclosure of all components of comprehensive income on an annual and interim basis. Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from nonowner sources. SFAS No. 130 is effective

                              PANMEDIA CORPORATION

                           DECEMBER 31, 1998 AND 1997

2. SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED) for fiscal years beginning after December 15, 1997. The adoption had no impact on the Company's financial position, results of operations and accumulated earnings or cash flows in the current year.

    In March 1998, the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". SOP 98-1 requires computer software costs associated with internal use software to be charged to operations as incurred until certain capitalization criteria are met. SOP 98-1 is effective beginning January 1, 1999. The Company does not expect adoption of this statement to have a material impact on its financial position, results of operations and accumulated earnings or cash flows.

3. FIXED ASSETS, NET:

    Fixed assets, at cost as of December 31, 1998 and 1997 consisted of the following:

                                                                             1998       1997
                                                                           ---------  ---------
Leasehold improvements...................................................  $  15,176  $      --
Computer equipment.......................................................     43,474      9,942
Furniture, fixtures and office equipment.................................     35,682         --
                                                                           ---------  ---------
                                                                              94,332      9,942
Less--accumulated depreciation...........................................     16,065        966
                                                                           ---------  ---------
                                                                           $  78,267  $   8,976
                                                                           ---------  ---------
                                                                           ---------  ---------

    Depreciation and amortization expense on property and equipment, including capital leases, was approximately $15,099 and $966 in 1998 and 1997, respectively.

4. CONCENTRATION OF CREDIT RISK AND SIGNIFICANT CUSTOMERS:

    SFAS No. 105, "Disclosure of Information About Financial Instruments With Off-Balance Sheet Risk and Financial Instruments With Concentrations of Credit Risk," requires disclosure of any significant off-balance sheet risk and credit risk concentrations.

    During 1998, sales to 2 customers amounted to approximately 53% and 16% of total sales. In 1997, sales to 4 customers amounted to approximately 32%, 18%, 11% and 10% of total sales.

5. NOTES PAYABLE:

    In 1997, the Company financed certain equipment through the issuance of notes payable. The notes mature through September 2000.

    At December 31, 1998 and 1997 notes payable consisted of:

                                                                               1998       1997
                                                                             ---------  ---------
Notes payable..............................................................  $   4,477  $   6,881
Less current portion.......................................................      1,992      3,148
                                                                             ---------  ---------
Notes payable--long term...................................................  $   2,485  $   3,733
                                                                             ---------  ---------
                                                                             ---------  ---------

                              PANMEDIA CORPORATION

                           DECEMBER 31, 1998 AND 1997

5. NOTES PAYABLE: (CONTINUED)
    Future minimum payments under the notes are as follows:

YEAR ENDING DECEMBER 31,
---------------------------------------------------------------------------
1999.......................................................................  $   2,292
2000.......................................................................      1,910

6. RELATED PARTY TRANSACTIONS:

    On November 17, 1998, the Company loaned the stockholder $79,501. Subsequent to year end the loan was paid in full.

7. STOCKHOLDER'S EQUITY:

COMMON STOCK

    The Company has authorized capital of 2,000,000 shares of common stock, no par value per share, and 1,000 shares issued and outstanding.

8. LEASES:

    The Company is committed under an operating lease, principally for office space expiring through 2003. Rent expense for the operating lease was approximately $50,185 and $27,500 for 1998 and 1997 respectively. Future minimum base rents under terms of the noncancellable operating lease are as follows:

YEAR ENDING DECEMBER 31,
-----------------------------------------------------------------------------------
1999...............................................................................  $  59,400
2000...............................................................................     59,400
2001...............................................................................     59,400
2002...............................................................................     59,400
Thereafter.........................................................................     19,800

9. COMMITMENTS AND CONTINGENCIES:

    The Company is involved in certain claims and lawsuits that are generally incidental to its business. The Company is vigorously contesting all such matters and believes that their ultimate resolution will not have a material adverse effect on the Company's financial position, results of operations and accumulated earnings or cash flows.

10. SUBSEQUENT EVENT:

    In May 1999, the Company merged with 7th Level, Inc. ("7th Level"), a public company that markets interactive courseware that is accessed instantly over the Internet and intranets. Pursuant to the terms of the Agreement and Plan of Merger, dated as of May 13, 1999, 7th Level Acquisition Corporation, a wholly-owned subsidiary of 7th Level, merged with and into the Company in exchange for 1,543,860 shares of 7th Level common stock, $.01 par value per share, for all of the outstanding shares of the Company's common stock.

                              PANMEDIA CORPORATION

                           DECEMBER 31, 1998 AND 1997

         SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

    The following unaudited pro forma condensed combined financial statements present the effect of the merger between 7th Level and the Company as a pooling of interests. The unaudited pro forma condensed combined balance sheet presents the combined financial position of 7th Level and the Company as of March 31, 1999 assuming that the merger had occurred as of that date. Such pro forma information is based upon the historical consolidated balance sheet of 7th Level. The unaudited pro forma condensed combined statements of operations give effect to the merger of 7th Level and the Company by combining the consolidated results of operations of 7th Level for the three months ended March 31, 1999 and 1998 and for each of the two years ended December 31, 1998 and December 31, 1997 with the results of operations of the Company for December 31, 1998 and 1997, as a pooling of interests. The results of operations for the Company for the year ended December 31, 1996 are not included in the pro forma information as they were immaterial to the consolidated results of 7th Level for the respective period. The financial statements of the Company, included in this document, have been prepared to conform to the presentation of 7th Level.

    Additionally, the unaudited pro forma condensed combined statements of operations reflect the acquisition by 7th Level of Street Technologies, Inc., now known as 7th Street.com in February 1999. This acquisition was accounted for using the purchase method of accounting. The pro forma condensed combined balance sheet has been prepared as if such acquisition had been effective as of December 31, 1998 while the pro forma condensed combined statement of operations for the year ended December 31, 1998 and the three months ended March 31, 1999 and 1998 have been prepared as if such acquisition had been effective as of January 1, 1998.

    The unaudited pro forma condensed combined financial statements are based on the estimates and assumptions set forth in the notes to such statements, which are preliminary and have been made solely for purposes of developing such pro forma information. The information has been prepared in accordance with the rules and regulations of the SEC and is provided for comparative purposes only. The pro forma information does not purport to be indicative of the results that actually would have occurred had the merger been effected on January 1 of the years presented.

    7th Level and the Company estimate that they will incur direct transaction costs of approximately $300,000 in connection with the proposed merger of 7th Level with the Company which will be charged to operations in the quarter in which the merger is consummated. These amounts are preliminary estimates and are therefore subject to change. 7th Level may incur additional merger related costs in subsequent quarters to reflect costs associated with the merger.

    All of the financial data set forth below should be read in conjunction with the consolidated financial statements of 7th Level, Inc. filed in its Form 10-K/A and the financial statements of 7th Street.com, Inc. filed in its Form 8-K/A dated February 16, 1999.

                                7TH LEVEL, INC.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET

                              AS OF MARCH 31, 1999

                                  (Unaudited)

                                 (in thousands)

                                                                                                               PRO FORMA
                                                                  7TH LEVEL     PANMEDIA       ADJUSTMENTS     COMBINED
                                                                  ----------  -------------  ---------------  -----------
                             ASSETS
Current assets:
  Cash and cash equivalents.....................................  $   10,635    $     240       $      --      $  10,875
  Accounts receivable, net......................................       1,296           95              --          1,391
  Prepaid expenses and other current assets.....................         519            6              --            525
                                                                  ----------        -----             ---     -----------
    Total current assets........................................      12,450          341              --         12,791
  Fixed assets, net.............................................         404           76              --            480
  Capitalized software, net.....................................      15,132           --              --         15,132
  Intangible assets, net........................................       3,491           --              --          3,491
  Goodwill, net.................................................       9,763           --              --          9,763
  Other assets..................................................         107           15              --            122
                                                                  ----------        -----             ---     -----------
    Total assets................................................  $   41,347    $     432       $      --      $  41,779
                                                                  ----------        -----             ---     -----------
                                                                  ----------        -----             ---     -----------

              LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current portion of notes payable..............................  $       27    $       2       $      --      $      29
  Current portion of deferred revenue...........................       2,084           25              --          2,109
  Accounts payable..............................................         536           22              --            558
  Accrued expenses and other current liabilities................       3,981                           --          3,981
                                                                  ----------        -----             ---     -----------
    Total current liabilities...................................       6,628           49              --          6,677
Deferrred revenue...............................................       1,050           --              --          1,050
Other...........................................................          32            2              --             34
                                                                  ----------        -----             ---     -----------
    Total liabilities...........................................       7,710           51              --          7,761

Stockholders' equity
  Series D Convertible Preferred Stock..........................          --           --              --             --
  Common stock..................................................         311           --              15(1)         326
  Additional paid-in capital....................................     134,033           12             (15)(1)    134,030
  Notes and accounts receivable from directors..................      (1,934)          --              --         (1,934)
  (Accumulated deficit)/retained earnings.......................     (98,773)         369              --        (98,404)
                                                                  ----------        -----             ---     -----------
  Total stockholders' equity....................................      33,637          381              --         34,018
                                                                  ----------        -----             ---     -----------
    Total liabilities and stockholders' equity..................  $   41,347    $     432       $      --      $  41,779
                                                                  ----------        -----             ---     -----------
                                                                  ----------        -----             ---     -----------

------------------------------

(1) Issuance of 1,543,860 shares of common stock in exchange for all of the outstanding shares of Panmedia.

                                7TH LEVEL, INC.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                  (Unaudited)

                      (in thousands except per share data)

                                                                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                                      ---------------------------------------------------------------------
                                                          7TH                                                    PRO FORMA
                                                       LEVEL(1)     STREET(2)     PANMEDIA       ADJUSTMENTS     COMBINED
                                                      -----------  -----------  -------------  ---------------  -----------
Net revenues........................................   $     756    $     245     $     269       $      --      $   1,270
Cost of revenues....................................         119           42            67              --            228
                                                      -----------       -----         -----           -----     -----------
    Gross profit....................................         637          203           202              --          1,042

Operating expenses:
  Research and product development..................         559          299            33              --            891
  Selling and marketing.............................         442          257            73              --            772

  General and administrative........................         701          161            46              --            908
  Depreciation and amortization.....................         374           83             5             218(3)         680
  Restructuring charges.............................       2,493           --            --              --          2,493
  Acquired in-process technology....................       9,677           --            --              --          9,677
                                                      -----------       -----         -----           -----     -----------
    Total operating expenses........................      14,246          800           157             218         15,421

Other (expense) income..............................         (42)           7             1              --            (34)
                                                      -----------       -----         -----           -----     -----------

    Net (loss) income...............................   $ (13,651)   $    (590)    $      46       $    (218)     $ (14,413)
                                                      -----------       -----         -----           -----     -----------
                                                      -----------       -----         -----           -----     -----------

Net loss per share..................................   $   (0.50)                                                $   (0.50)
                                                      -----------                                               -----------
                                                      -----------                                               -----------

Shares used in computation..........................      27,164                                                    28,708
                                                      -----------                                               -----------
                                                      -----------                                               -----------

                                                                       FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                                          -------------------------------------------------------------------
                                                                                                                   PRO FORMA
                                                          7TH LEVEL    STREET       PANMEDIA       ADJUSTMENTS     COMBINED
                                                          ---------  -----------  -------------  ---------------  -----------
Net revenues............................................  $     462   $     277     $     136       $      --      $     875
Cost of revenues........................................         85          22            24              --            131
                                                          ---------       -----         -----           -----     -----------
    Gross profit........................................        377         255           112              --            744

Operating expenses:
  Research and product development......................        817         468             8              --          1,293
  Selling and marketing.................................        272         191            23              --            486
  General and administrative............................      1,107         208            20              --          1,335
  Depreciation and amortization.........................        565          --             3             427(3)         995
                                                          ---------       -----         -----           -----     -----------
    Total operating expenses............................      2,761         867            54             427          4,109

Other (expense) income..................................       (157)         12            --              --           (145)
                                                          ---------       -----         -----           -----     -----------

    Net (loss) income...................................  $  (2,541)  $    (600)    $      58       $    (427)     $  (3,510)
                                                          ---------       -----         -----           -----     -----------
                                                          ---------       -----         -----           -----     -----------

Net loss per share......................................  $   (0.18)                                               $   (0.17)
                                                          ---------                                               -----------
                                                          ---------                                               -----------

Shares used in computation..............................     13,784                                                   20,276
                                                          ---------                                               -----------
                                                          ---------                                               -----------

------------------------------

(1) Operating results include Street Technologies, Inc. from February 17, 1999 through March 31, 1999.

(2) Operating results for the period January 1, 1999 through February 16, 1999.

(3) Amortization of intangible assets related to the Street Technologies Inc. acquisition.

                                7TH LEVEL, INC.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                  (Unaudited)

                      (in thousands except per share data)

                                                                          YEAR ENDED DECEMBER 31, 1998
                                                          -------------------------------------------------------------
                                                                                                             PRO FORMA
                                                          7TH LEVEL   STREET     PANMEDIA     ADJUSTMENTS    COMBINED
                                                          ---------  ---------  -----------  -------------  -----------
Net revenues............................................  $   1,571  $   4,683   $   1,103     $      --     $   7,357
Cost of revenues........................................        233        312         239            --           784
                                                          ---------  ---------  -----------  -------------  -----------
    Gross profit........................................      1,338      4,371         864                       6,573
Operating expenses:
  Research and product development......................      2,310      1,722          86            --         4,118
  Selling and marketing.................................        420        852         175            --         1,447
  General and administrative............................      5,083        955         243            --         6,281
  Depreciation and amortization.........................      1,807        574          15         1,708(1)      4,104
                                                          ---------  ---------  -----------  -------------  -----------
    Total operating expenses............................      9,620      4,103         519         1,708        15,950

Other (expense) income..................................     (2,676)        86           2            --        (2,588)
                                                          ---------  ---------  -----------  -------------  -----------
    Net (loss) income...................................    (10,958)       354         347        (1,708)      (11,965)

Dividends on preferred stock............................        338         --          --            --           338
Beneficial conversion feature associated with preferred
  stock.................................................      5,479         --          --            --         5,479
                                                          ---------  ---------  -----------  -------------  -----------
Net loss available to common shareholders...............  $ (16,775) $     354   $     347     $  (1,708)    $ (17,782)
                                                          ---------  ---------  -----------  -------------  -----------
                                                          ---------  ---------  -----------  -------------  -----------
Net loss per share......................................  $   (0.67)                                         $    (.52)
                                                          ---------                                         -----------
                                                          ---------                                         -----------
Net loss per share available to common stockholders.....  $   (1.03)                                         $   (0.78)
                                                          ---------                                         -----------
                                                          ---------                                         -----------
Shares used in computation..............................     16,355                                             22,847
                                                          ---------                                         -----------
                                                          ---------                                         -----------

                                                                                         YEAR ENDED DECEMBER 31, 1997
                                                                                     -------------------------------------
                                                                                                                PRO FORMA
                                                                                     7TH LEVEL    PANMEDIA      COMBINED
                                                                                     ---------  -------------  -----------
Net revenues.......................................................................  $  10,499    $     308     $  10,807
Cost of revenues...................................................................      4,542          108         4,650
                                                                                     ---------        -----    -----------
    Gross profit...................................................................      5,957          200         6,157

Operating Expenses:
  Research and product development.................................................     14,416           54        14,470
  Selling and marketing............................................................      5,842           43         5,885
  General and administrative.......................................................      5,310           56         5,366
  Depreciation and amortization....................................................      4,180            1         4,181
                                                                                     ---------        -----    -----------

    Total operating expenses.......................................................     29,748          154        29,902

Other income.......................................................................      1,333           --         1,333
                                                                                     ---------        -----    -----------

    Net (loss) income..............................................................  $ (22,458)   $      46     $ (22,412)
                                                                                     ---------        -----    -----------
                                                                                     ---------        -----    -----------

Net loss per share.................................................................  $   (1.64)                 $   (1.47)
                                                                                     ---------                 -----------
                                                                                     ---------                 -----------

Shares used in computation.........................................................  13,696,730                15,240,590
                                                                                     ---------                 -----------
                                                                                     ---------                 -----------

------------------------------

(1) Reflects amortization of intangible assets acquired in the Street Technologies Inc. acquisition.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                7TH LEVEL, INC.

                                By:              /s/ MARC E. LANDY
                                     -----------------------------------------
                                                   Marc E. Landy
                                      Vice President, Chief Financial Officer
                                                   and Secretary

Date: June 30, 1999